SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 15, 2000


                    FRANCHISE FINANCE CORPORATION OF AMERICA
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             (Exact name of Registrant as Specified in Its Charter)


          Delaware                  1-13116                  86-0736091
----------------------------    ----------------    ----------------------------
(State or other jurisdiction    (Commission File    (IRS Employer Identification
      of incorporation)             Number)                   Number)


                17207 North Perimeter Drive, Scottsdale, AZ 85255
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (480) 585-4500


                                      None
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)
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ITEM 5. OTHER EVENTS.

     (a) On September 15, 2000, Franchise Finance Corporation of America (the "Registrant"), amended and restated its unsecured revolving credit facility ("Facility A") with certain lenders and Bank of America, N.A. (collectively, the "Lenders"). On September 15, 2000, the Registrant also entered into an additional unsecured revolving credit facility ("Facility B") with the Lenders. Facility A is in the amount of $235,000,000 and expires on September 15, 2003. Facility B is in the amount of $115,000,000 and expires September 15, 2001, with certain options for renewal. The Third Amended and Restated Credit Agreement relating to Facility A is attached hereto and referenced as Exhibit 99.01. The Credit Agreement relating to Facility B is attached hereto and referenced as
Exhibit 99.02.

     (b) On September 18, 2000, the Registrant entered into a Purchase Agreement (the "Purchase Agreement") with Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and Banc of America Securities LLC, with respect to the issue and sale by the Registrant of its 8.75% Senior Notes due 2010 (the "Notes"). The Notes are to be issued pursuant to an Indenture, dated as of November 21, 1995, as amended or modified from time to time, between the Registrant and Wells Fargo Bank Arizona, National Association, as successor in interest to Norwest Bank Arizona, National Association, as trustee. The Purchase Agreement is attached hereto and referenced as Exhibit 1.01. The Officers' Certificate establishing the form and terms of the Notes is attached hereto as Exhibit 4.01.

     (c) Kutak Rock LLP, as counsel to the Registrant, has issued its opinion as to the legality with respect to the Notes. The opinion is attached hereto and referenced as Exhibit 5.01.

     (d) On September 18, 2000, the Registrant changed the transfer agent for its common stock, par value $.01 per share, from Gemisys Transfer Agents to Wells Fargo Bank Minnesota, N.A.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

               Exhibit 1.01      Purchase Agreement.

               Exhibit 4.01      Officers' Certificate.

               Exhibit 5.01      Legal Opinion of Kutak Rock LLP.

               Exhibit 99.01     Third Amended and Restated Credit Agreement.

               Exhibit 99.02     Credit Agreement.

               Exhibit 99.03     Final Prospectus Supplement.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FRANCHISE FINANCE CORPORATION OF AMERICA


Date: September 20, 2000                By: /s/ John Barravecchia
                                            ------------------------------------
                                            John Barravecchia, Executive Vice
                                            President, Chief Financial Officer,
                                            Treasurer and Assistant Secretary


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
                                  EXHIBIT INDEX


Exhibit No.                   Description
-----------                   -----------

Exhibit 1.01                  Purchase Agreement.

Exhibit 4.01                  Officers' Certificate.

Exhibit 5.01                  Legal Opinion of Kutak Rock LLP.

Exhibit 99.01                 Third Amended and Restated Credit Agreement.

Exhibit 99.02                 Credit Agreement.

Exhibit 99.03                 Final Prospectus Supplement.